

Blue Calypso Investor Presentation February 7, 2013

BLUECALYPSO®
WHEN FRIENDS TALK FRIENDS LISTEN®

BLUECALYPSO®

WHEN FRIENDS TALK **FRIENDS LISTEN**®

- Today, large companies are becoming their own media networks, disseminating digital content to their millions of email subscribers, Facebook fans, Twitter followers, etc.
- Social Media and mobile delivery have created the single largest opportunity for companies to immediately leverage their marketing assets.
- Blue Calypso helps clients Cultivate, Activate and Monetize their Social Media presence.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Blue Calypso's Amplification & Analytics Platform

BLUECALYPSO®
WHEN FRIENDS TALK **FRIENDS LISTEN**®

With Blue Calypso®, companies can drive deeper engagement and productivity with their employees by:

- **Empowering** their advocates (customers, fans, followers, employees) to share key branding and promotional messages with their friends.
- **Tracking** the spread of messages and actions taken by friends for attribution.
- **Rewarding** top influencers with the brand's currency for helping spread the word.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Blue Calypso's Solutions Help Brands:

Blue Calypso offers private-label versions of our patented technology, so marketers can:

- **Launch** an online and mobile campaign to their advocates
- **Track** how content spreads across all social media channels
- **Monitor** content interaction & engagement
- **Understand** which advocates are responding most
- **Measure** the total ROI they receive from the program


BLOG
BLOG
BLOG
BLOG

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Blue Calypso Customers

New Customers in Q4

- travelocity
- Ford
- jcp
- OREO
- Hotels.com

Pipeline of 30 Blue Chip Companies

Law Suits Filed Against

- livingsocial
- GROUPON
- izea
- foursquare
- yelp
- mylikes

Actively Pursuing Additional Patents

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Three Innovative Solutions Providing Targeted Results

EMGAGE™

Mobilize your employees to spread your brand message while real time analytics track and monitor the sharing activity.

socialecho™

Leverage your customers and social media fans to spread your brand content through their social networks. Our real time analytics monitor and track performance.

POPSHARE™

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

SocialEcho™

- Client-branded solution that enables brands to mobilize existing brand advocates (customers, social media fans, email subscribers) to share the company's key marketing content with their friends via social channels.

- Consumers can personalize their sharing with comments, a photo or a short video, and can share via multiple social channels (Facebook, Twitter, LinkedIn, email) with one click.

- Blue Calypso's real time analytics provide insight into share volume, top influencers, top-shared content, calls-to-action and geographic activity to help the marketer evaluate ROI. Reporting filters include geography, store, associate, campaign and time period, as desired by the client.


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© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

EMGAGE™ (Employee Engagement)

EMGAGE™

•Client-branded solution that enables brands to activate their **employees** as brand ambassadors, amplifying the brand's marketing efforts via their social networks.

•Ideal for national retailers with a large number of store associates. Employees' sharing activity earns them points toward company-defined incentives.

•Blue Calypso's real time analytics provide insight into share volume, top influencers, top shared content, calls-to-action and geographic activity to help the marketer evaluate ROI. Reporting filters include geography, store, associate, campaign and time period, as desired by the client.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

New Product – POPShare™ (Website Integrated)

POPShare™

- POPShare is an applet added to any website that allows site visitors to share the brand's content across their multiple social channels with one click.

- Blue Calypso's real time analytics provide insights into sharing activity and interaction so that website content effectiveness can be evaluated.

- Post share incentives such as coupons can be offered to users.

- The brand's data is proprietary and secure – no data leakage. Blue Calypso will not aggregate, sell or sell ads using the brand's data.

Website



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Mobile/Multi-Screen Experience

- Blue Calypso's patented platform is designed to support all screen types – mobile phone, tablet and PC.
- Shared content is automatically formatted for proper presentation across operating systems, browsers and devices.
- All content shared, impressions made and resulting full-screen presentations will cause Blue Calypso's platform to track the geo-location of the viewer. This gives you a wealth of information about where your advocates are sharing from and where their friends are located when they interact.


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Robust Reporting and Analytics

- **Track campaigns** as they are launched, shared, re-shared, and consumed by **source, recipient, geo-location, social community** and **date/time.**

- **Understand** each Advocate's method of sharing and how shares create impressions, campaign views and Calls-to-Action.

- **Identify** and **reward top influencers** by method of sharing and how shares create impressions, campaign views and Calls-to-Action ("CTA").

- All data is **secured** and **exclusive** to your brand and can be **exported** for further analysis with other data sources to produce an "all-up" view of performance.


BLUECALYPSO
WHEN FRIENDS TALK FRIENDS LISTEN
Campaigns and Perks
Reports & Analytics
Uploads
Account Profile
Overview - <Campaign Name>
Total Activity
999K
9,999
999M
99k
999
Top Advocates
Rank
Name
Reach
Engagements
Shares
Geolocation
Total Social Traffic
7%
10%
29%
41%

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB) BLUECALYPSO®

Large, Addressable & Growing Market Opportunity

Figure 1 Forecast: US Interactive Marketing Spend, 2011 To 2016



Interactive marketing spend (US$ millions)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Social media
Email marketing
Mobile marketing
Display advertising
Search marketing

	2011	2012	2013	2014	2015	2016	CAGR
Social media	$1,590	**$2,119**	$2,760	$3,453	$4,217	$4,995	26%
Email marketing	$1,510	**$1,694**	$1,875	$2,066	$2,262	$2,468	10%
Mobile marketing	$1,652	**$2,777**	$4,238	$5,697	$7,057	$8,237	38%
Display advertising	$10,949	**$12,860**	$16,085	$19,783	$23,919	$27,600	20%
Search marketing	$18,756	**$21,553**	$24,613	$27,515	$30,433	$33,319	12%
Total	**$34,457**	**$41,003**	**$49,571**	**$58,514**	**$67,888**	**$76,619**	17%
Percent of all ad spend	19%	**21%**	25%	29%	32%	35%	

Source: Forrester Research Interactive Marketing Forecasts, 2011 To 2016 (US)

59379

Source: Forrester Research, Inc.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

BLUECALYPSO

BLUECALYPSO®

WHEN FRIENDS TALK **FRIENDS LISTEN**®

With Blue Calypso®, brands can deepen and better monetize their social media efforts:

- **Mobilizing** brand advocates by incentivizing them to share
- **Amplifying** the brand's messages from employees to hundreds of friends
- **Capturing** insights on shared content, social channels, and actions taken
- **Identifying** top influencers for cultivating a deeper relationship
- **Rewarding** top influencers with recognition and rewards for their effort

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Management Team



Bill Ogle – Chairman & CEO; Motorola Mobility – CMO; Samsung Telecommunications America – CMO; Pizza Hut – CMO; Proctor & Gamble; Sara Lee Corp.



David Polster - Chief Financial Officer; Director of Finance Dell Software and Peripherals; VP Finance ASAP Software; Intertech Resources; Berlin Packaging; CPA, CFM, CMA, MBA.



Bob Gehringer – Vice President Business Development (NYC); MobiTV, Inc.; NextMedium, Inc.; Time, Inc.; DoubleClick, Inc.; Blockbuster, Inc.; Young & Rubicam, Inc.



Andrew Levi – Founder, Director & Chief Technology Officer; Serial Entrepreneur; 20 years experience; Founder & CEO of Aztec Systems; Boardroom Software; Critical Devices.



Bradley Bauer – Co-Founder; Aztec Systems - Director of Innovation; Critical Devices – Co-Founder & VP R&D; Zane Publishing Interactive – Co-Founder & CTO.



Bob Roden – Vice President Sales; 18 years advertising sales and management experience; Clear Channel, Yahoo!, AOL

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

BLUECALYPSO®

Strong Intellectual Property

Two Patents Issued:

- First Provisional patent application filed December, 2004- granted February, 2010
- Second patent granted April 2012 builds on the parent patent claim as a "continuation-in-part" (CIP)

Patents cover the following sequence of events:

1. An advertiser defines demographic and/or interest elements of a target consumer in a platform
2. A consumer becomes a subscriber of the same platform and provides their demographic and interest attributes
3. The platform matches the advertiser's campaign with the subscriber, creating a mutually beneficial relationship
4. The subscriber then chooses the advertiser campaign to share with their friends
5. The subscriber is rewarded for their sharing performance

Additional Three Patents Pending Cover:

- Geo-location enabled coupon redemption
- Enhance shared content with rich media such as a video or a picture of the person interacting with the brand

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Strong Intellectual Property

- U.S. Patent 7,664,516 issued February 2010-one of very few issued mobile advertising patents
- U.S. Patent 8,155,679 issued April 2012 with further enhancements to parent patent
- Continuation In Part (CIP) filed in June 2010. Subscriber Testimonials Enhance Endorsement of Advertisements
- Continuation In Part (CIP) filed in October 2010. Mobile Coupon/Offer Validation & Redemption
- Trademarks – Blue Calypso®, Calyp®, When Friends Talk Friends Listen®, Power to the People®, Endorse • Share • Enjoy™ and Endorse • Share • Earn™


(12) United States Patent
Levi et al.
(10) Patent No.: US 7,664,516 B2
(45) Date of Patent: Feb. 16, 2010

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Investment Considerations

Experienced, Proven Management Team

- Successful senior corporate officer and "Intrapreneur" Bill Ogle as CEO, 20+ years of public company experience in marketing and technology companies
- Founded by technology entrepreneur Andrew Levi (currently CTO and director)
- Board of Directors and Advisory Board with extensive public and private company experience in technology, marketing and business development
- VP of Sales with significant success in digital media sales

Large Addressable & Growing Opportunity

- Digital advertising spend in the US is expected to grow to $41 Billion this year, with an 18% CAGR
- Consumers are increasingly expecting to be incentivized for their sharing of social content and endorsements of brands and products on line
- Nearly 10% of all e-commerce is now transacted via mobile devices (comScore)
- Recommendations by friends are more valued than traditional advertising by a 70% to 30% margin

Significant Intellectual Property Portfolio

- 2 "System & Method" patents issued with 2 additional patents pending
- IP law firms Fish & Richardson and Farney Daniels taking on litigation/licensing portfolio to enforce patent portfolio
- Pending litigation against Groupon, Living Social, FourSquare, IZEA, MyLikes, Yelp filed

Patented Technology Platform creates Barriers to Entry

- Successful implementation of over 1500 campaigns with specific CTR & CTP creating measurable ROI
- Strong product offering is gaining traction with Blue Chip brands.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB) f in BLUECALYPSO®

Safe Harbor

The statements made herein for fiscal 2012 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, maintain existing relationships with our lender, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel both in our existing markets and in new territories in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Disclosures & Disclaimer

This document is not a solicitation to invest in any investment product nor is it intended to provide investment advice. It is intended for information purposes only and should be used by accredited, sophisticated investors who are knowledgeable of the risks involved.

Merriman Capital, Inc. acts as a capital markets advisor to Blue Calypso, Inc. and receives $10,000 per month for such services, which amount may be paid in cash or in shares of Blue Calypso, Inc. common stock.

This is neither an offer to sell nor a solicitation of an offer to buy any security.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Additional Disclosures

The financial information set forth herein and in certain materials attached hereto contain projected results of operations and other financial matters (the "Financial Projection") of the Company. The Financial Projection, including its underlying assumptions and rationale, was prepared by the Company and certain affiliates of the Company and has not been reviewed by an independent accounting firm or other independent third party.

The financial scenarios presented therein are for illustrative purposes only. The Financial Projection is based upon certain assumptions concerning the potential ranges of utilization of the Company and the revenues, expenses and cash flow resulting therefrom. However, such assumptions are based upon facts and events over which the Company will have no control, including, but not limited to, utilization and revenue mix (which are unsupported by any independent market surveys or demand or use-rate studies), the availability of additional funding, and the assumption that there will be no unforeseen increases in operating expenses.

The assumptions upon which the Financial Projection is based are only estimates, and there can be no assurance that such assumptions are or will be accurate, complete or correct, nor can they be relied upon as reflecting what the revenues, expenses and cash flow actually will be.

To the extent that actual operating results do not correspond to the assumptions upon which the Financial Projection is based, the benefits to the Company's stockholders may be adversely affected and the variations could be material. The assumptions upon which the Financial Projection is based should be carefully reviewed by each prospective investor and his, her or its financial advisor.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)

Additional Disclosures

- NO REPRESENTATION IS MADE THAT ANY INVESTOR IN THE COMPANY WILL OR IS LIKELY TO ACHIEVE RESULTS COMPRABLE TO THOSE SHOWN OR WILL MAKE ANY PROFIT AT ALL OR WILL BE ABLE TO AVOID INCURING SUBSTANTIAL LOSSES.
- While every effort has been made to provide data from sources considered to be reliable, no guarantee of accuracy is given.
- Merriman Capital, Inc. acts as a capital markets advisor to Blue Calypso, Inc. and receives $10,000 per month for such services, which may be paid in cash or shares of Blue Calypso, Inc. common stock.
- Historical data are presented for informational purposes only.
- This presentation is provided for information purposes only.
- There is a limited trading mart for the Company's common stock and no assurance can be provided that a trading market will develop.
- The presentation may not be reproduced and/or transmitted electronically without the expressed written permission of Merriman Capital, Inc.
- Any information provided is for informational purposes only and does not constitute a recommendation.
- This educational presentation is designed to be used with Accredited Investors Only.
- This is neither an offer to purchase nor a solicitation of an offer to sell.

© COPYRIGHT BLUE CALYPSO, INC. 2009-2012. ALL RIGHTS RESERVED. CONFIDENTIAL INFORMATION – (BCYP.OB)